Exhibit 33.14

Corporate Trust Services MAC R1204-010 9062 Old Annapolis Road Columbia, MD 21045 Tel: 410 884 2000 Fax: 410 715 2380

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2018 (the “Period”).

Platform: The platform consists of commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans and/or backed by CMBS for which the Company provides trustee, securities administration and/or paying agent services and for which either (a) some or all of the issued securities for such CMBS transactions were publicly offered pursuant to a registration statement delivered under the Securities Act of 1933, as amended, or (b) the issued securities for such CMBS transactions were privately offered pursuant to an exemption from registration and the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions (i) for which the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government-sponsored entity, and (ii) for which the offered securities were issued pursuant to a transaction that closed prior to January 1, 2006 and for which the Company outsources all material servicing activities (as defined by Regulation AB) (the “CMBS Platform”). Appendix A identifies the individual transactions defined by Management as constituting the CMBS Platform for the Period.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d) applicable to the Company’s obligations in the related transaction agreements with respect to the CMBS Platform for the Period, except for the following servicing criteria: 1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xiv), which Management has determined are not applicable to the Company’s obligations in the related transaction agreements with respect to the CMBS Platform for the Period; provided however that, with respect to the CMBS Platform (a) servicing criterion 1122(d)(1)(v) is applicable only to the Company’s obligations related to the aggregation of information received and the conveyance of such information, in each case, as required by the transaction agreements and (b) servicing criterion 1122(d)(4)(iii) is applicable only to the Company’s obligations related to the process of making or effecting an addition, removal or substitution to the asset pool in accordance with the transaction agreements (the “Applicable Servicing Criteria”).

Third parties classified as vendors: With respect to servicing criterion 1122(d)(4)(i), the Company has engaged a vendor to handle certain Uniform Commercial Code filing obligations required by the servicing criterion.

© 2019 Wells Fargo Bank, N.A. All rights reserved.

Management has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and Management elects to take responsibility for assessing compliance with the portion of the servicing criterion applicable to this vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (“C&DI 200.06”). The Company has policies and procedures in place designed to provide reasonable assurance that the vendor’s activities comply in all material respects with the servicing criterion applicable to the vendor. Management is solely responsible for determining that the Company meets the SEC requirements to apply C&DI 200.06 for the vendor and related criterion.

With respect to the CMBS Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1.    Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2.    Management has assessed the Company’s compliance with the Applicable Servicing Criteria, including the servicing criterion for which compliance is determined based on C&DI 200.06, as described above. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3.    With respect to applicable servicing criteria 1122(d)(2)(iii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the CMBS Platform, because there were no occurrences of events that would require the Company to perform such activities.

4.    Based on such assessment for the Period, the Company has complied in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/S/ Dave Ward

David J. Ward

Title:	Senior Vice President

Dated:	February 21, 2019

2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

CMBS Platform Transactions
Deal Identifier	Long Name
BAC 2001-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-3
BAC 2003-2	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-2
BAC 2004-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-1
BAC 2004-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-3
BAC 2004-5	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-5
BAC 2005-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-1
BAC 2005-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4
BAC 2006-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-3
BAC 2006-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4
BAC 2006-6	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6
BAC 2007-2	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-2
BAC 2007-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-3
BAC 2007-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4
BAC 2007-5	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-5
BACM 2008-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-1
BACM 2008-LS1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-LS1
BACM2016-UBS10	Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS10
BACM-2017-BNK3	Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK3
BACM2017-BNK6	BANK 2017-BNK6 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK6
BACM2017-BNK9	BANK 2017-BNK9 Commercial Mortgage Pass- Through Certificates, Series 2017-BNK9

Appendix A-1

BACM2018-BNK12	BANK 2018-BNK12 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK12
BACM2018-BNK15	BANK 2018-BNK15 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK15
BAMLL2016-ISQR	Banc of America Merrill Lynch Large Loan , Inc. Commercial Mortgage Pass-Through Certificates, Series 2016-ISQR
BAMLL2017-AMO	Del Amo Fashion Center Trust 2017 -AMO, Commercial Mortgage Pass-Through Certificates, Series 2017-AMO
BANC OF AMER 2006-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1
BANK2018-BNK11	BANK 2018-BNK11 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK11
BBCMS2016-ETC	BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-ETC
BBCMS2017-C1	Barclays Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates Series 2017-C1
BBCMS2018-C2	BBCMS Mortgage Trust 2018-C2 Commercial Mortgage Pass-Through Certs Series 2018-C2
BBCMS2018-CHRS	BBCMS 2018-CHRS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-CHRS
BEAR 2003-PWR2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-PWR2
BEAR 2003-TOP10	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP10
BEAR 2003-TOP12	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP12
BEAR 2004-PWR3	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR3
BEAR 2004-PWR4	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR4
BEAR 2004-PWR5	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR5
BEAR 2004-PWR6	Bear Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR6
BEAR 2004-TOP14	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP14
BEAR 2004-TOP16	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16
BEAR 2005-AFR1	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-AFR1
BEAR 2005-PWR10	Bear Stearns Commercial Mortgage Securities II Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR10
BEAR 2005-PWR7	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR7

Appendix A-2

BEAR 2005-PWR8	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR8
BEAR 2005-PWR9	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-PWR9
BEAR 2005-TOP18	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP18
BEAR 2005-TOP20	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP20
BEAR 2006-PWR11	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR11
BEAR 2006-PWR12	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR12
BEAR 2006-PWR13	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR13
BEAR 2006-PWR14	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-PWR14
BEAR 2006-TOP22	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP22
BEAR 2006-TOP24	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP24
BEAR 2007-PWR15	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR15
BEAR 2007-PWR16	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR16
BEAR 2007-PWR17	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17
BEAR 2007-PWR18	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR18
BEAR 2007-TOP26	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP26
BEAR 2007-TOP28	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP28
BMARK2018-B1	Benchmark 2018-B1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B1
BMARK2018-B2	Benchmark 2018-B2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B2
BMARK2018-B4	Benchmark 2018-B4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B4
BMARK2018-B5	Benchmark 2018-B5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B5
BMARK2018-B7	Benchmark 2018-B7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B7
BMARK2018-B8	Benchmark 2018-B8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B-8

Appendix A-3

BSC 1999-WF2	Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-WF2
CCMT 2004-C2	Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C2
CCMT 2008-C7	Citigroup Commercial Mortgage Trust 2008-C7 Commercial Mortgage Pass-Through Certificates, Series 2008-C7
CCUBS2017-C1	CCUBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates, Series 2017-C1
CD 2006-CD2	CD 2006-CD2 Commercial Mortgage Pass-Through Certificates
CD2016-CD1	CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1
CD2016-CD2	CD 2016-CD2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD2
CD2017-CD3	CD 2017-CD3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD3
CD2017-CD4	CD 2017-CD4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD4
CD2017-CD6	CD 2017-CD6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD6
CD2018-CD7	CD 2018-CD7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-CD7
CFCRE 2016-C3	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3
CFCRE2016-C6	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6
CFCRE2016-C7	CFCRE 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7
CFCRE2017-C8	CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8
CGCMT2016-GC36	Citigroup Commercial Mortgage Securities Inc., Commercial Mortgage Pass- Through Certificates, Series 2016-GC36
COBALT 2006-C1	COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1
COBALT 2007-C2	COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2
COBALT 2007-C3	COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3
COMM12-CCRE1	COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE2	COMM 2012-CCRE2 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE4	COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE5	COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates
COMM13-CCRE7	COMM 2013-CCRE7 Commercial Mortgage Pass-Through Certificates
COMM13-LC6	COMM 2013-LC6 Commercial Mortgage Pass-Through Certificates

Appendix A-4

COMM15-CCRE23	COMM 2015-CCRE23 Commercial Mortgage Pass-Through Certificates
COMM 2000-1	COMM 2000-C1 Commercial Mortgage Pass-Through Certificates
COMM 2003-LNB1	COMM 2003-LNB1 Commercial Mortgage Pass-Through Certificates
COMM 2004-LNB2	COMM 2004-LNB2 Commercial Mortgage Pass-Through Certificates
COMM 2004-LNB4	COMM 2004-LNB4 Commercial Mortgage Pass-Through Certificates
COMM 2005-C6	COMM 2005-C6 Commercial Mortgage Pass-Through Certificates
COMM 2005-LP5	COMM 2005-LP5 Commercial Mortgage Pass-Through Certificates
COMM 2006-C7	COMM 2006-C7 Commercial Mortgage Pass-Through Certificates
COMM 2006 -C8	COMM 2006-C8 Commercial Mortgage Pass-Through Certificates
COMM 2007-C9	COMM 2007-C9 Commercial Mortgage Pass-Through Certificates
COMM2013-CCRE10	COMM 2013-CCRE10 Commercial Mortgage Pass-Through Certificates
COMM2013-CCRE12	COMM 2013-CCRE12 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE15	COMM 2014-CCRE15 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE16	COMM 2014-CCRE16 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE18	COMM 2014-CCRE18 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE19	COMM 2014-CCRE19 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE20	COMM 2014-CCRE20 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE21	COMM 2014-CCRE21 Commercial Mortgage Pass-Through Certificates
COMM2014-LC15	COMM 2014-LC15 Commercial Mortgage Pass-Through Certificates
COMM2014-LC17	COMM 2014-LC17 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS3	COMM 2014-UBS3 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS5	COMM2014-UBS5 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS6	COMM 2014-UBS6 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE24	COMM 2015-CCRE24 Commercial Mortgage Pass-Through Certificates

Appendix A-5

COMM2015-CCRE26	COMM 2015-CCRE26 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE27	COMM 2015-CCRE27 Commercial Mortgage Pass-Through Certificates
COMM2015-DC1	COMM 2015-DC1 Commercial Mortgage Pass-Through Certificates
COMM2015-LC19	COMM 2015-LC19 Commercial Mortgage Pass-Through Certificates
COMM2015-LC23	COMM 2015-LC23 Commercial Mortgage Pass-Through Certificates
COMM2015-PC1	COMM 2015-PC1 Commercial Mortgage Pass-Through Certificates
COMM2016-10HY	Hudson Yards 2016-10HY Mortgage Trust Commercial Mortgage Pass-Through Certificates
COMM2016-667M	COMM 2016-667M Mortgage Trust Commercial Mortgage Pass-Through Certificates
COMM2016-CCRE28	COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28
COMM2016-COR1	COMM 2016-COR1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-COR1
COMM2016-GCT	COMM 2016-GCT Mortgage Trust Commercial Mortgage Pass-Through Certificates
COMM2017-COR2	COMM 2017-COR2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-COR2
COMM2018-COR3	COMM 2018-COR3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-COR3
COMM2018-HOME	COMM 2018-HOME Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-HOME
CSAIL2015-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C1
CSAIL2015-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C2
CSAIL2015-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C3
CSAIL2015-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C4
CSAIL2016-C5	CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C5
CSAIL2016-C6	CSAIL 2016-C6 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6
CSAIL2016-C7	CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7
CSAIL2017-C8	CSAIL 2017-C8 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2017-C8
CSAIL2017-CX10	CSAIL 2017-CX10 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CX10

Appendix A-6

CSAIL2017-CX9	CSAIL 2017-CX9 Commercial Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2017-CX9
CSAIL2018-C14	CSAIL 2018-C14 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-C14
CSAIL2018-CX11	CSAIL 2018-CX11 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CX11
CSAIL 2018-CX12	CSAIL 2018-CX12 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-CX12
CSF 1999-C01	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-C1
CSFB 2003-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C3
CSFB-2003-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C4
CSFB 2003-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5
CSFB 2003-CPN1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1
CSFB 2004-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1
CSFB 2004-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2
CSFB 2004-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3
CSFB 2004-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C4
CSFB 2005-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C1
CSFB 2005-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C2
CSFB 2005-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C3
CSFB 2005-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C4
CSFB 2005-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C5
CSFB 2005-C6	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-C6
CSFB 2006-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1
CSFB 2006-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C2
CSFB 2006-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C3

Appendix A-7

CSFB 2006-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4
CSFB 2006-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5
CSFB 2007-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C1
CSFB 2007-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2
CSFB 2007-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3
CSFB 2007-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4
CSFB 2007-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5
CSFB 2008-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1
CSMC2015-GLPA	CSMC 2015-GLPA Commercial Mortgage Pass-Through Certificates, Series 2015-GLPA
CSMC2015-GLPB	CSMC 2015-GLPB Commercial Mortgage Pass-Through Certificates, Series 2015-GLPB
CSMC2016-NXSR	CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR
CSMC2017-MOON	CSMC 2017-MOON Commercial Mortgage Pass-Through Certificates, Series 2017-MOON
DBGS2018-C1	DBGS 2018-C1 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2018-C1
DBJPM2016-C1	DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1
DBJPM2016-C3	DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3
DBJPM2017-C6	DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C6
DBUBS 11-LC3	DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates
DLJ 1998-CF1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CF1
DLJ 1998-CG1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CG1
DLJ 1999-CG2	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG2
DLJ 1999-CG3	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1999-CG3
DLJ 2000-CKP1	DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1
DMARC2017-BRBK	DBUBS 2017-BRBK Mortgage Trust Commercial Mortgage Pass-Through Certificates
DMARC2017-OT	Olympic Tower 2017-OT Mortgage Trust Commercial Mortgage Pass-Through Certificates

Appendix A-8

FDIC 2012-C1	FDIC Commercial Mortgage Pass-Through Certificates Series 2012-C1
FLB 1998-C02	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C2
FUN 1999-C01	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, FUNB Series 1999-C1
FUN 1999-C02	First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-C2
GE 2002-1	GE Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2002-1
GE 2005-C2	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C2
GE 2005-C4	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C4
GE CAP 2003-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2003-C1
GECMC 2007-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
GMAC 2004-C1	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2004-C1
GMAC 2004-C3	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2004-C3
GMAC 2006-C1	GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-C1
GMC 1999-C01	GMAC Commercial Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 1999-C1
GS 2003-C1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2003-C1
GS 2005-GG4	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2005-GG4
GS 2006-GG8	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8
GS 2007-GG10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10
GSM2015-GC28	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC28
GSM2015-GS1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1
GSMS2013-CJ14	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14
GSMS 2013-GCJ12	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ12
GSMS2014-GC18	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18

Appendix A-9

GSMS2014-GC20	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20
GSMS2014-GC22	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22
GSMS2014-GC24	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24
GSMS2015-590M	GS Mortgage Securities Corporation Trust 2015-590M, Commercial Mortgage Pass- Through Certificates, Series 2015-590M
GSMS2015-GC32	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32
GSMS2016-GS2	GS Mortgage Securities Trust 2016-GS2 Commercial Mortgage Pass-Through Certificates, Series 2016-GS2
GSMS2016-GS3	GS Mortgage Securities Trust 2016-GS3 Commercial Mortgage Pass-Through Certificates, Series 2016-GS3
GSMS2016-GS4	GS Mortgage Securities Trust 2016-GS4 Commercial Mortgage Pass-Through Certificates, Series 2016-GS4
GSMS2016-VERITAS	GS Mortgage Securities Corporation Trust 2016-RENT Commercial Mortgage Pass-Through Certificates, Series 2016-RENT
GSMS2017-FARM	GS Mortgage Securities Corporation Trust 2017-FARM, Commercial Mortgage Pass-Through Certificates, Series 2017-FARM
GSMS2017-GS5	GS Mortgage Securities Trust 2017-GS5 Commercial Mortgage Pass Through Certificates, Series 2017-GS5
GSMS2017-GS6	GS Mortgage Securities Trust 2017-GS6 Commercial Mortgage Pass Through Certificates, Series 2017-GS6
GSMS2017-GS7	GS Mortgage Securities Trust 2017-GS7 Commercial Mortgage Pass-Through Certificates Series 2017-GS7
GSMS2017-GS8	GS Mortgage Securities Trust 2017-GS8 Commercial Mortgage Pass-Through Certificates Series 2017-GS8
GSMS2017-WWP	Worldwide Plaza Trust 2017-WWP Commercial Mortgage Pass-Through Certificates, Series 2017-WWP
GSMS2018-GS10	GS Mortgage Securities Trust 2018-GS10 Commercial Mortgage Pass-Through Certificates, Series 2018-GS10
GSMS2018-GS9	GS Mortgage Securities Trust 2018-GS9 Commercial Mortgage Pass-Through Certificates, Series 2018-GS9
GSMSC 12-GC6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GC6
GSMSC 12GCJ7	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7
GSMSC 2013-GC10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10
JPM 2000-C9	J.P. Morgan Commercial Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 2000-C9
JPM 2002-C3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C3

Appendix A-10

JPM 2002-CIBC4	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC4
JPM 2002-CIBC5	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC5
JPM 2013-C12	JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12
JPM2013-C13	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13
JPM2013-C14	JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14
JPM2013-C15	JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass-Through Certificates, Series 2013-C15
JPM2013-C16	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16
JPM2014-C18	JPMBB Commercial Mortgage Securities Trust 2014-C18, Commercial Mortgage Pass-Through Certificates, Series 2014-C18
JPM2014-C19	JPMBB Commercial Mortgage Securities Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19
JPM2014-C20	J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20
JPM2014-C21	JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass-Through Certificates, Series 2014-C21
JPM2014-C22	JPMBB Commercial Mortgage Securities Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22
JPM2014-C23	JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23
JPM2014-C24	JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24
JPM2014-C26	JPMBB Commercial Mortgage Securities Trust 2014-C26, Commercial Mortgage Pass-Through Certificates, Series 2014-C26
JPM2015-C27	JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27
JPM2015-C28	JPMBB Commercial Mortgage Securities Trust 2015-C28, Commercial Mortgage Pass-Through Certificates, Series 2015-C28
JPM2015-C29	JPMBB Commercial Mortgage Securities Trust 2015-C29, Commercial Mortgage Pass-Through Certificates, Series 2015-C29
JPM2015-C30	JPMBB Commercial Mortgage Securities Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30
JPM2015-C31	JPMBB Commercial Mortgage Securities Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31
JPM2015-C32	JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass-Through Certificates, Series 2015-C32
JPM2015-C33	JPMBB Commercial Mortgage Securities Trust 2015-C33, Commercial Mortgage Pass-Through Certificates, Series 2015-C33

Appendix A-11

JPM2015-JP1	JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1
JPM2016-C1	JPMBB Commercial Mortgage Securities Trust 2016-C1 Commercial Mortgage Pass-Through Certificates Series 2016-C1
JPMB2014-C25	JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial Mortgage Pass-Through Certificates, Series 2014-C25
JPMC 12-CIBX	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX
JPMC 12-LC9	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, Commercial Mortgage Pass-Through Certificates, Series 2012-LC9
JPMC 13-LC11	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates, Series 2013-LC11
JPMC 2011-C5	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5
JPMC 2012-C6	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6
JPMC 2012-C8	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Commercial Mortgage Pass-Through Certificates, Series 2012-C8
JPMC 2013-C10	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10
JPMC2013-C17	JPMBB Commercial Mortgage Securities Trust 2013-C17, Commercial Mortgage Pass-Through Certificates, Series 2013-C17
JPMC2015-HGLR	Houston Galleria Mall Trust 2015-HGLR, Commercial Mortgage Securities Pass-Through Certificates, Series 2015-HGLR
JPMC2015-WPG	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-WPG
JPMC 2016-CSTL	Shops at Crystals Trust 2016-CSTL Commercial Mortgage Pass-Through Certificates, Series 2016-CSTL
JPMC2016-HHV	Hilton USA Trust 2016-HHV Commercial Mortgage Pass-Through Certificates, Series 2016-HHV
JPMC2016-JP2	JPMCC Commercial Mortgage Securities Trust 2016-JP2 Commercial Mortgage Pass-Through Certificates Series 2016-JP2
JPMC2016-JP4	JPMCC Commercial Mortgage Securities Trust 2016-JP4 Commercial Mortgage Pass-Through Certificates, Series 2016-JP4
JPMC2016-NINE	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-NINE Commercial Mortgage Pass-Through Certificates, Series 2016-NINE
JPMC2016-PLSD	Palisades Center Trust 2016-PLSD Commercial Mortgage Pass-Through Certificates, Series 2016-PLSD
JPMC2017-245P	245 Park Avenue Trust 2017-245P Commercial Mortgage Pass-Through Certificates, Series 2017-245P
JPMC2017-JP5	JPMCC Commercial Mortgage Securities Trust 2017-JP5, Commercial Mortgage Pass-Through Certificates, Series 2017-JP5
JPMC2017-JP6	JPMCC Commercial Mortgage Securities Trust 2017-JP6, Commercial Mortgage Pass-Through Certificates, Series 2017- JP6

Appendix A-12

JPMC2017-JP7	JPMCC Commercial Mortgage Securities Trust 2017-JP7 Commercial Mortgage Pass-Through Certificates, Series 2017-JP7
JPMC2017-KNOX	West Town Mall Trust 2017-KNOX Commercial Mortgage Pass-Through Certificates, Series 2017-KNOX
JPMC2018-AON	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON, Commercial Mortgage Pass-Through Certificates, Series 2018-AON
JPMC2018-AVM	Aventura Mall Trust 2018-AVM Commercial Mortgage Pass-Through Certificates Series 2018-AVM
JPMC2018-BCON	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-BCON Commercial Mortgage Pass-Through Certificates, Series 2018-BCON
JPMC2018-WPT	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT Commercial Mortgage Pass-Through Certificates, Series 2018-WPT
JPMCC2016-JP3	JPMCC Commercial Mortgage Securities Trust 2016-JP3 Commercial Mortgage Pass-Through Certificates, Series 2016-JP3
JPM CHAS 2004-CIBC10	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, 2004-CIBC10
JPM CHAS 2005-CIBC11	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC11
JPM CHAS 2005-CIBC13	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC13
JPM CHAS 2006-CIBC16	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16
JPM CHAS 2007-CIBC18	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18
JPM CHAS 2007-CIBC20	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20
JPM CHASE 2003-C1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C1
JPM CHASE 2003-PM1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-PM1
JPM CHASE 2004-C1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1
JPM CHASE 2004-C2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C2
JPM CHASE 2004-C3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3
JPM CHASE 2004-CIBC8	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC8
JPM CHASE 2004-LN2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-LN2
JPM CHASE 2005-LDP3	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3
JPM CHASE 2005-LDP4	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP4

Appendix A-13

JPM CHASE 2006-LDP6	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-LDP6
JPM CHASE 2006-LDP9	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9
JPM CHASE 2007-C1	J.P. Morgan Chase Commercial Mortgage Securities Trust, 2007-C1 Commercial Pass-Through Certificates, Series 2007-C1
JPM CHASE 2007-LDP10	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10
JPMDB2016-C2	JPMDB Commercial Mortgage Securities Trust 2016-C2 Commercial Mortgage Pass-Through Certificates, Series 2016-C2
JPMDB2016-C4	JPMDB Commercial Mortgage Securities Trust 2016-C4 Commercial Mortgage Pass-Through Certificates, Series 2016-C4
JPMDB 2017-C5	JPMDB Commercial Mortgage Securities Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5
JPMDB2017-C7	JPMDB Commercial Mortgage Securities Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7
JPMDB2018-C8	JPMDB Commercial Mortgage Securities Trust 2018-C8, Commercial Mortgage Pass- Through Certificates, Series 2018-C8
JP MORGAN 2001-CIBC2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CIBC2
LBC 1999-C01	LB Commercial Mortgage Trust 1999-C1, Commercial Mortgage Pass-Through Certificates, Series 1999-C1
LB-UBS 2004-C2	LB-UBS Commercial Mortgage Trust 2004-C2, Commercial Mortgage Pass-Through Certificates, Series 2004-C2
LB-UBS 2004-C4	LB-UBS Commercial Mortgage Trust 2004-C4, Commercial Mortgage Pass-Through Certificates, Series 2004-C4
LCCM2017-LC26	LCCM 2017-LC26 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2017-LC26
LSTAR2017-5	LSTAR Commercial Mortgage Trust 2017-5 Commercial Mortgage Pass-Through Certificates Series 2017-5
MAD2015-11MD	MAD 2015-11MD Mortgage Trust, Commercial Mortgage Pass-Through Certificates
ML 2004-MKB1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-MKB1
ML 2005-MCP1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1
MLC 1998-CTA	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C1-CTL
ML-CFC 2006-3	ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through Certificates, Series 2006-3
ML-CFC 2007-5	ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5
ML-CFC 2007-9	ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9

Appendix A-14

MLMT 2005-LC1	Merrill Lynch Mortgage Investors, Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-LC1
MLMT 2007-C1	Merrill Lynch Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1
MORGAN 2006-TOP21	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP21
MS 2006-TOP23	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-TOP23
MS 2007-TOP25	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25
MS 2007-TOP27	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-TOP27
MSBAM 12-C6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6
MSBAM 13-C8	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8
MSBAM 13-C9	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, Commercial Mortgage Pass-Through Certificates, Series 2013-C9
MSBAM14-C19	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19
MSBAM15-C23	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, Commercial Mortgage Pass-Through Certificates, Series 2015-C23
MSBAM 2013-C10	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10
MSBAM2013-C11	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11
MSBAM2013-C12	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12
MSBAM2013-C13	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13
MSBAM2014-C14	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, Commercial Mortgage Pass-Through Certificates, Series 2014-C14
MSBAM2014-C15	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, Commercial Mortgage Pass-Through Certificates, Series 2014-C15
MSBAM2015-C20	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20, Commercial Mortgage Pass-Through Certificates, Series 2015-C20
MSBAM2015-C21	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Commercial Mortgage Pass-Through Certificates, Series 2015-C21
MSBAM2015-C22	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Commercial Mortgage Pass-Through Certificates, Series 2015-C22
MSBAM2015-C24	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24, Commercial Mortgage Pass-Through Certificates, Series 2015-C24
MSBAM2015-C26	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26

Appendix A-15

MSBAM2015-C27	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27
MSBAM2016-C28	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28 Commercial Mortgage Pass-Through Certificates Series 2016-C28
MSBAM2016-C29	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29, Commercial Mortgage Pass-Through Certificates Series 2016-C29
MSBAM2016-C30	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30 Commercial Mortgage Pass-Through Certificates, Series 2016-C30
MSBAM2016-C31	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, Commercial Mortgage Pass-Through Certificates, Series 2016-C31
MSBAM2016-C32	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32 Commercial Mortgage Pass-Through Certificates, Series 2016-C32
MSBAM 2017-C33	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, Commercial Mortgage Pass-Through Certificates Series 2017-C33
MSBAM2017-C34	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34, Commercial Mortgage Pass-Through Certificates, Series 2017-C34
MSC 2001-TOP3	Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-TOP3
MSC 2003-IQ4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ4
MSC 2003-TOP11	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-TOP11
MSC 2004-IQ8	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-IQ8
MSC 2004-TOP13	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP13
MSC 2004-TOP15	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP15
MSC 2005-HQ5	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ5
MSC 2005-HQ6	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6
MSC 2005-IQ10	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-IQ10
MSC 2005-TOP17	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005 -TOP17
MSC 2005-TOP19	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-TOP19
MSC 2006-HQ10	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-HQ10
MSC 2006-IQ12	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12
MSC 2007-HQ11	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11

Appendix A-16

MSC 2007-HQ13	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13
MSC2015-MS1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-MS1
MSC2016-BNK2	Morgan Stanley Capital I Inc. Commercial Mortgage Pass Through Certificates, Series 2016-BNK2
MSC2017-BNK5	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2017-BNK5
MSC2017-BNK8	BANK 2017-BNK8 Commercial Mortgage Pass Through Certificates Series 2017-BNK8
MSC2017-H1	Morgan Stanley Capital I Trust 2017-H1 Commercial Mortgage Pass-Through Certificates, Series 2017-H1
MSC2017-HR2	Morgan Stanley Capital I Trust 2017-HR2 Commercial Mortgage Pass-Through Certificates, Series 2017-HR2
MSC2018-BNK14	BANK 2018-BNK14 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK14
MSC2018-H3	Morgan Stanley Capital I Trust 2018-H3, Commercial Mortgage Pass-Through Certificates, Series 2018-H3
MSC2018-H4	Morgan Stanley Capital I Trust 2018-H4 Commercial Mortgage Pass Through Certificates Series 2018-H4
MSC2018-L1	Morgan Stanley Capital I Trust 2018-L1 Commercial Mortgage Pass-Through Certificates, Series 2018-L1
MSCC 11-C3	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3
MSCC 12-C4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4
MSCFG2015-ALDR	MSCCG Trust 2015-ALDR Commercial Mortgage Pass-Through Certificates, Series 2015-ALDR
MSCI 2007-HQ12	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ12
MSCI 2007-IQ15	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15
MSCI 2007-IQ16	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16
MSCI 2008-TOP29	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-TOP29
MSCI2015-UBS8	Morgan Stanley Capital I Trust 2015- UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8
MSCI2016-PSQ	Morgan Stanley Capital I Trust 2016-PSQ Commercial Mortgage Pass-Through Certificates, Series 2016-PSQ
MSCI2016-UBS11	Morgan Stanley Capital I Trust 2016-UBS11, Commercial Mortgage Pass-Through Certificates Series 2016-UBS11
MSCI2016-UBS12	Morgan Stanley Capital I Trust 2016-UBS12, Commercial Mortgage Pass-Through Certificates Series 2016-UBS12
MSCI2016-UBS9	Morgan Stanley Capital I Trust 2016-UBS9 Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9

Appendix A-17

MSCI2017-237P	MSSG Trust 2017-237P, Commercial Mortgage Pass-Through Certificates, Series 2017-237P
MSCI2017-CC	BXP Trust 2017-CC Commercial Mortgage Pass-Through Certificates, Series 2017-CC
MSCI2017-GM	BXP Trust 2017-GM, Commercial Mortgage Pass-Through Certificates, Series 2017-GM
MSCI2018-MP	Morgan Stanley Capital I Trust 2018-MP Commercial Mortgage Pass-Through Certificates, Series 2018-MP
MSMC 1998-WF2	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-WF2
MSMC 1999-FN1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-FN1
MSMC 1999-WF1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1999-WF1
NCMS2017-75B	Natixis Commercial Mortgage Securities Trust 2017-75B Commercial Mortgage Pass-Through Certificates, Series 2017-75B
NCMS2018-ALXA	Natixis Commercial Mortgage Securities Trust 2018-ALXA, Commercial Mortgage Pass-Through Certificates, Series 2018-ALXA
NCMS2018-OSS	Natixis Commercial Mortgage Securities Trust 2018-OSS Commercial Mortgage Pass Through Certificates Series 2018-OSS
NCMS2018-TSQ	20 Times Square Trust 2018-20TS, Commercial Mortgage Pass-Through Certificates, Series 2018-20TS
PSSFC 2003-PWR1	Prudential Securities Secured Financing Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-PWR1
RBSCF2013-GSP	RBS Commercial Funding Inc. 2013-GSP Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-GSP
SALOMON 00-C3	Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C3
SASCO TIAA 2007-C4	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Commercial Mortgage Pass-Through Certificates, Series 2007-C4
SBMSVII 2000-C1	Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1
SGCMS2016-C5	SG Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates, Series 2016-C5
UBS2017-C1	UBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates Series 2017-C1 Series 2017-C1
UBS2017-C2	UBS Commercial Mortgage Trust 2017-C2 Commercial Mortgage Pass-Through Certificates Series 2017-C2 Series 2017-C2
UBS2017-C3	UBS Commercial Mortgage Trust 2017-C3 Commercial Mortgage Pass-Through Certificates Series 2017-C3 Series 2017-C3
UBS2017-C4	UBS Commercial Mortgage Trust 2017-C4 Commercial Mortgage Pass-Through Certificates Series 2017-C4 Series 2017-C4
UBS2017-C5	UBS Commercial Mortgage Trust 2017-C5 Commercial Mortgage Pass-Through Certificates Series 2017-C5
UBS2017-C6	UBS Commercial Mortgage Trust 2017-C6 Commercial Mortgage Pass-Through Certificates Series 2017-C6 Series 2017-C6

Appendix A-18

UBS2017-C7	UBS Commercial Mortgage Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7
UBS 2018-C10	UBS Commercial Mortgage Trust 2018-C10 Commercial Mortgage Pass-Through Certificates Series 2018-C10
UBS2018-C11	UBS Commercial Mortgage Trust 2018-C11 Commercial Mortgage Pass-Through Certificates Series 2018-C11
UBS2018-C12	UBS Commercial Mortgage Trust 2018-C12 Commercial Mortgage Pass-Through Certificates Series 2018-C12
UBS2018-C13	UBS Commercial Mortgage Trust 2018-C13 Commercial Mortgage Pass-Through Certificates, Series 2018-C13
UBS2018-C14	UBS COMMERCIAL MORTGAGE TRUST 2018-C14 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2018-C14
UBS2018-C15	UBS Commercial Mortgage Trust 2018-C15 Commercial Mortgage Pass-Through Certificates Series 2018-C15
UBS2018-C8	UBS Commercial Mortgage Trust 2018-C8 Commercial Mortgage Pass-Through Certificates Series 2018-C8
UBS2018-C9	UBS Commercial Mortgage Trust 2018-C9 Commercial Mortgage Pass-Through Certificates Series 2018-C9
VNDO TRUST 2016-350P	VNDO Trust 2016-350P Commercial Mortgage Pass-Through Certificates, Series 2016-350P
WACHOVIA 2006-C23	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C23
WACHOVIA 2006-C25	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C25
WACHOVIA 2006-C26	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C26
WACHOVIA 2006-C27	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C27
WACHOVIA 2006-C28	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C28
WACHOVIA 2006-C29	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C29
WACHOVIA 2007-30	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-30
WACHOVIA 2007-C31	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C31
WACHOVIA 2007-C32	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C32
WACHOVIA 2007-C33	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C33
WACHOVIA 2007-C34	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C34
WACM 2003-C5	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C5

Appendix A-19

WACM 2003-C6	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C6
WACM 2004-C11	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C11
WACM 2004-C15	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-C15
WACM 2005-C16	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C16
WACM 2005-C17	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C17
WACM 2005-C21	Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C21
WFCM 12-LC5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-LC5
WFCM2014-LC16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC16
WFCM2014-LC18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC18
WFCM2015-C26	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C26
WFCM2015-C27	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C27
WFCM2015-C28	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C28
WFCM2015-C29	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C29
WFCM2015-C30	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C30
WFCM2015-C31	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C31
WFCM2015-LC20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC20
WFCM2015-LC22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC22
WFCM2015-NXS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1
WFCM2015-NXS2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2
WFCM2015-NXS3	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3
WFCM2015-NXS4	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4
WFCM2015-P2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-P2

Appendix A-20

WFCM 2015-SG1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-SG1
WFCM2016-BNK1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 2016-BNK1
WFCM2016-C32	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-C32
WFCM2016-C33	Well Fargo Commercial Mortgage Trust 2016-C33, Commercial Mortgage Pass-Through Certificates, Series 2016-C33
WFCM2016-C34	Wells Fargo Commercial Mortgage Trust 2016-C34, Commercial Mortgage Pass-Through Certificates, Series 2016-C34
WFCM2016-C35	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass Through Certificates Series 2016-C35
WFCM2016-C36	Wells Fargo Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C36
WFCM2016-C37	Wells Fargo Commercial Mortgage Trust 2016-C37, Commercial Mortgage Pass-Through Certificates, Series 2016-C37
WFCM2016-LC24	Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates Series 2016-LC24
WFCM2016-LC25	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 2016-LC25
WFCM2016-NXS5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS5
WFCM2016-NXS6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS6
WFCM2017-BNK4	BANK 2017-BNK4 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4
WFCM2017-BNK7	BANK 2017-BNK7 Commercial Mortgage Pass Through Certs Series 2017-BNK7
WFCM2017-C38	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2017-C38
WFCM2017-C39	Wells Fargo Commercial Mortgage Trust 2017-C39, Commercial Mortgage Pass Through Certificates Series 2017-C39
WFCM2017-C40	Wells Fargo Commercial Mortgage Trust 2017-C40, Commercial Mortgage Pass- Through Certificates, Series 2017-C40
WFCM2017-C41	Wells Fargo Commercial Mortgage Trust 2017-C41, Commercial Mortgage Pass- Through Certificates, Series 2017-C41
WFCM2017-C42	Wells Fargo Commercial Mortgage Trust 2017-C42, Commercial Mortgage Pass-Through Certificates Series 2017-C42
WFCM2017-RB1	Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1
WFCM2017-RC1	Wells Fargo Commercial Mortgage Trust 2017-RC1 Commercial Mortgage Pass-Through Certificates Series 2017-RC1
WFCM2018-1745	Wells Fargo Commercial Mortgage Trust 2018-1745, Commercial Mortgage Pass-Through Certificates, Series 2018-1745

Appendix A-21

WFCM2018-BNK10	BANK 2018-BNK10 Commercial Mortgage Pass-Through Certificates Series 2018-BNK10
WFCM2018-BNK13	BANK 2018-BNK13 Commercial Mortgage Pass-Through Certificates Series 2018-BNK13
WFCM2018-C43	Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass- Through Certificates, Series 2018-C43
WFCM2018-C44	Wells Fargo Commercial Mortgage Trust 2018-C44 Commercial Mortgage Pass-Through Certificates, Series 2018-C44
WFCM2018-C45	Wells Fargo Commercial Mortgage Trust 2018-C45, Commercial Mortgage Pass-Through Certificates, Series 2018-C45
WFCM2018-C46	Wells Fargo Commercial Mortgage Trust 2018-C46 Commercial Mortgage Pass-Through Certificates Series 2018-C46
WFCM2018-C47	Wells Fargo Commercial Mortgage Trust 2018-C47, Commercial Mortgage Pass- Through Certificates, Series 2018-C47
WFCM2018-C48	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC., Commercial Mortgage Pass Through Certificates Series 2018-C48
WFCMT 2013-LC12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-LC12
WFRBS 11-C5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C5
WFRBS 12-C10	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C10
WFRBS 12-C6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C6
WFRBS 12-C7	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C7
WFRBS 12-C8	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C8
WFRBS 12-C9	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C9
WFRBS 13-C11	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C11
WFRBS 13-C12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C12
WFRBS 13-C13	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C13
WFRBS 13-C14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C14
WFRBS2013-C15	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C15
WFRBS2013-C16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C16
WFRBS2013-C17	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C17

Appendix A-22

WFRBS2013-C18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C18
WFRBS2013-UBS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-UBS1
WFRBS2014-C19	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C19
WFRBS2014-C20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C20
WFRBS2014-C21	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C21
WFRBS2014-C22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C22
WFRBS2014-C23	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C23
WFRBS2014-C24	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C24
WFRBS2014-C25	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C25
WFRBS2014-LC14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC14

Appendix A-23